SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         August 22, 2001
                                                 ------------------------------


                              ALABAMA POWER COMPANY
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             (Exact name of registrant as specified in its charter)

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   Alabama                       1-3164                  63-0004250
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(State or other jurisdiction    (Commission File   (IRS Employer Identification
   of incorporation)            Number)                          No.)


          600 North 18th Street, Birmingham, Alabama               35291
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           (Address of principal executive offices)             (Zip Code)


Registrant's telephone number, including area code         (205) 257-1000
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                                       N/A
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         (Former name or former address, if changed since last report.)



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2

Item 5.         Other Events.
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                On August 22, 2001, Alabama Power Company (the "Company")
entered into an Underwriting Agreement covering the issue and sale by the Company of $275,000,000 aggregate principal amount of its Series N 4.875% Senior Notes due September 1, 2004 (the "Series N Senior Notes") and $167,000,000 aggregate principal amount of its Series O Floating Rate Senior Notes due March 3, 2003 (the "Series O Senior Notes"). Said notes were registered under the Securities Act of 1933, as amended (the "Securities Act"), pursuant to the shelf registration statement (Registration Statement Nos. 333-67453, 333-67453-01, 333-67453-02 and 333-67453-03) of the Company.


Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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             (c) Exhibits.

              1 Underwriting Agreement, dated August 22, 2001, among the Company and Lehman Brothers Inc., BNY Capital Markets, Inc., Jackson Securities Inc. and Scotia Capital (USA) Inc. as the Underwriters.

              4.2(a) Fourteenth Supplemental Indenture to Senior Note Indenture dated as of August 29, 2001, providing for the issuance of the Series N Senior Notes.

              4.2(b) Fifteenth Supplemental Indenture to Senior Note Indenture dated as of August 29, 2001, providing for the issuance of the Series O Senior Notes.

              4.7(a) Form of Series N Senior Note (included in Exhibit 4.2(a) above).

              4.7(b) Form of Series O Senior Note (included in Exhibit 4.2(b) above).

             12.1          Computation of ratio of earnings to fixed charges.



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                                    SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of

1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:     August 29, 2001                       ALABAMA POWER COMPANY



                                                By
                                                     /s/Wayne Boston
                                                     Wayne Boston
                                                 Assistant Secretary